[Pioneer Logo]


Pioneer
Real Estate
Shares

ANNUAL REPORT 12/31/97

Table of Contents
-----------------------------------------------------


Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    6

Schedule of Investments                            9

Financial Statements                              11

Notes to Financial Statements                     18

Report of Independent Public Accountants          23

Trustees, Officers and Service Providers          24

Retirement Plans from Pioneer                     25

Programs and Services for Pioneer Shareowners     26

The Pioneer Family of Mutual Funds                28

Pioneer Real Estate Shares

LETTER FROM THE CHAIRMAN 12/31/97


Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to present this annual report for Pioneer Real Estate Shares. On behalf of all of us at Pioneer, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Recent months demonstrated that a new level of volatility and global connection appears to have entered world stock markets. In late October, the Dow Jones Industrial Average posted - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Asian markets plunged suddenly and repeatedly in the face of severe currency changes and slowing economies, and we continue to feel reverberations across the United States, Europe and Latin America. In this environment, we think it is critical to adhere to a disciplined investment approach with clear, long-term objectives and a tested methodology.

Pioneer Real Estate Shares takes such an approach. It offers the opportunity to participate in the fortunes of real estate investment trusts (REITs) and other real-estate related investments. The Fund also adds diversification to your portfolio by investing in stocks that have a traditionally low correlation to general stock market performance, yet offer tremendous growth and income potential.

I encourage you to read on to learn more about Pioneer Real Estate Shares. If you have questions about your Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,


/s/ John F. Cogan, Jr.


John F. Cogan, Jr.,
Chairman and President

 Pioneer Real Estate Shares

 PORTFOLIO SUMMARY 12/31/97

 P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[Pie Graphic]

Short-Term Cash Equivalents 2%
Real Estate Investment Trust Common Stocks 84%
Real-Estate Related Common Stocks 14%


 S e c t o r   A l l o c a t i o n
--------------------------------------------------------------------------------

 (As a percentage of equity holdings)



[Pie Graphic]

Industrial/Office 29%
Apartments 16%
Diversified 15%
Hotels 15%
Retail 10%
Self-Storage 5%
Triple-Net 5%
Other 3%
Manufactured Homes 2%



 1 0  L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. Starwood Lodging Trust    4.24%     6. Prentiss Properties Trust    3.83%
  2. Catellus Development      4.21      7. Liberty Property Trust       3.79
     Corp.
  3. Brandywine Realty Trust   4.02      8. Bedford Property             3.60
                                            Investors, Inc.
  4. Patriot American          3.99      9. Host Marriott Corp.          3.50
     Hospitality, Inc.
  5. Apartment Investment &    3.87     10. Glenborough Realty Trust     3.39
     Management Co.

 Fund holdings will vary for other periods.

 Pioneer Real Estate Shares

 PERFORMANCE UPDATE 12/31/97                           CLASS A SHARES

 S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                   12/31/97       12/31/96
                             $17.81         $15.52

 Distributions per Share+    Income         Short-Term          Long-Term
 (12/31/96 - 12/31/97)       Dividends      Capital Gains       Capital Gains
                             $0.358         $0.199              $0.030




+The Fund also paid non-taxable distributions of $0.135 per share.



I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.



[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

              Net Asset   Public Offering
Period          Value         Price*

Life-of-Fund   14.54%         12.93%
(10/25/93)
1 Year         19.74          12.83

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Graphic Mountain Chart]
Growth of $10,000

Plot Points for Mountain Chart Class A Shares

              Pioneer          Standard &       Wilshire
              Real Estate      Poor's 500       Real Estate
Date          Shares*          Index            Securities Index
----          ---------        -----            ----------------
10/31/93      9425             10000            10000
12/31/93      9067             10015            9553
              9398             9636             9767
              9288             9676             9884
              8992             10149            9734
12/31/94      9088             10147            9709
              8784             11134            9746
              9435             12196            10170
              10035            13164            10652
12/31/95      10188            13956            11034
              10375            14705            11501
              10710            15365            12046
              11894            15840            12758
12/31/96      13902            17159            15103
              14070            17620            15381
              14649            20694            16088
              16852            22244            18120
12/31/97      16646            22883            18093


Index comparison begins 10/31/93. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 91.7% REITs (equity and hybrid) and 8.3% real estate operation companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Real Estate Shares

 PERFORMANCE UPDATE 12/31/97                           CLASS B SHARES

 S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                   12/31/97       12/31/96
                             $17.70         $15.45

 Distributions per Share+    Income         Short-Term          Long-Term
 (12/31/96 - 12/31/97)       Dividends      Capital Gains       Capital Gains
                             $0.286         $0.199              $0.030



+The Fund also paid non-taxable distributions of $0.106 per share.



I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.



[boxed text]


 Average Annual Total Returns
 (As of December 31, 1997)

 Period         If Held     If Redeemed*
 Life-of-Fund   27.83%      26.16%
 (1/31/96)
 1 Year         18.85       14.85



* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distribu-tions. The maximum CDSC of 4% declines over six years.


[Graphic Mountain Chart]
Growth of $10,000

Plot Points for Mountain Chart Class B Shares

              Pioneer          Standard &       Wilshire
              Real Estate      Poor's 500       Real Estate
Date          Shares*          Index            Securities Index
----          ---------        -----            ----------------
1/31/96       10000            10000            10000
              10083            10087            10198
3/31/96       10108            10185            10281
              10150            10342            10327
              10452            10598            10557
6/30/96       10427            10642            10768
              10647            10176            10672
              11231            10388            11126
9/30/96       11555            10971            11404
              11768            11278            11713
              12187            12126            12199
12/31/96      13482            11885            13501
              13656            12633            13694
              13621            12727            13702
3/31/97       13628            12204            13749
              12978            12938            13305
              13399            13717            13701
6/30/97       14156            14334            14381
              14915            15475            14854
              14730            14608            14744
9/30/97       16260            15407            16198
              15630            14897            15509
              15568            15583            15821
12/31/97      15623            15849            16174


The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 91.7% REITs (equity and hybrid) and 8.3% real estate operation companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.



Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Real Estate Shares

 PERFORMANCE UPDATE 12/31/97                           CLASS C SHARES

 S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                   12/31/97       12/31/96
                             $17.70         $15.46

 Distributions per Share+    Income         Short-Term          Long-Term
 (12/31/96 - 12/31/97)       Dividends      Capital Gains       Capital Gains
                             $0.295         $0.199              $0.030




+The Fund also paid non-taxable distributions of $0.110 per share.



I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.


[boxed text]

 Average Annual Total Returns
 (As of December 31, 1997)

 Period         If Held     If Redeemed*
 Life-of-Fund   27.81%      27.81%
 (1/31/96)
 1 Year         18.86       18.86


* Assumes reinvestment of distributions. A 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.




[Graphic Mountain Chart]
Growth of $10,000

Plot Points for Mountain Chart Class C Shares

              Pioneer          Standard &       Wilshire
              Real Estate      Poor's 500       Real Estate
Date          Shares*          Index            Securities Index
----          ---------        -----            ----------------
1/31/96       10000            10000            10000
              10083            10087            10198
3/31/96       10108            10185            10281
              10142            10342            10327
              10443            10598            10557
6/30/96       10418            10642            10768
              10638            10176            10672
              11230            10388            11126
9/30/96       11545            10971            11404
              11759            11278            11713
              12186            12126            12199
12/31/96      13476            11885            13501
              13642            12633            13694
              13607            12727            13702
3/31/97       13613            12204            13749
              12964            12938            13305
              13394            13717            13701
6/30/97       14150            14334            14381
              14908            15475            14854
              14723            14608            14744
9/30/97       16252            15407            16198
              15623            14897            15509
              15561            15583            15821
12/31/97      16019            15849            16174



The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 120 real estate securities. The Index is 91.7% REITs (equity and hybrid) and 8.3% real estate operation companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97

Dear Shareowner,
-------------------------------------------------------------------------------


Calendar 1997 was a banner year for equity and fixed-income markets, and one most investors won't soon forget. Large-company stocks led the charge for much of the year. Both the Dow Jones Industrial Average (DJIA) and the Standard & Poor's (S&P) 500 Index, widely referenced measures of U.S. stock performance, posted gains in excess of 20% for the third consecutive year. Small and mid-sized stocks also did well, with the Nasdaq Composite Index rising 21.64% and the Russell 2000 Index - a measure of small-stock performance - returning 22.36%.

Along with many other sectors of the broad market, real estate investment trusts (REITs) posted handsome gains. Pioneer Real Estate Shares - which pursues long-term capital growth by investing in stocks of REITs and other real-estate related companies - closed fiscal 1997 with double digit returns for all share classes. The Fund's total returns at net asset value - Class A shares, 19.74%; Class B, 18.85% and Class C, 18.86% - were strong on an absolute basis, but lagged the 22.39% average return of the 67 funds in Lipper Analytical Services' Real Estate Funds category. Lipper, an independent firm, reports total returns based on net asset value. However, your Fund's returns were in line with the 19.80% return posted by the Wilshire Real Estate Securities Index. The Fund also rewarded investors with attractive income dividends, paying $0.504 per share for Class A Shares, $0.404 for Class B and $0.417 for Class C.


A Year for the Record Books
During the fiscal year, investors were reminded it only takes a moment for markets to change and that risk is an integral part of reward. After starting 1997 with considerable strength, stock prices were brought up short by the Federal Reserve Board's 0.25% short-term interest rate hike in March. After a brief tumble, stocks soared over the next few months, with the DJIA breaking through the historic 7500- and 8000-point marks. In August, renewed concerns about inflation and corporate earnings sent stocks backpedaling. By September, economic indicators had quelled investors' fears and stocks marched on.

On October 27, markets worldwide plummeted as Asia's currency crisis came to a head. All U.S. stock indices posted their biggest one-day point

Pioneer Real Estate Shares



declines in history. Although many industry pundits anticipated an extended setback, the U.S. stock market proved resilient. A nearly ideal investment environment - low inflation, continued corporate profitability, stable-to-declining interest rates and healthy economic growth - provided the fuel that allowed stocks to recover, although volatility lingered.


Fundamentals of REIT Market Were Attractive
As the overall stock market gyrated wildly, REITs experienced their own downward pressure and explosive momentum. However, the hybrid nature of REITs -
part income vehicle, part growth - meant their prices once again exhibited less volatility than broader stock market prices. When the DJIA tumbled more than 6% in October, REITs declined only half as much. But when stocks recovered quickly, REITs came back more slowly. In fact, at the end of the year, we believe REITs offered some of the best values on the market.

The driving forces behind positive REIT performance in 1997 were the real estate industry's solid financial and business characteristics. Vacancy rates were low. Lease rates climbed. Cash flows were generally positive. Demand for real estate itself exceeded supply in most regions of the country, while demand for the securities themselves was strong. An ongoing trend of consolidation created more financially sound, higher-quality and geographically diverse companies.


Portfolio Strategies
Office properties and full-service hotels were our primary focus. Office REITs comprised the bulk of the Fund's portfolio, standing at roughly 30% of the portfolio by year-end. Merger and acquisition activity played a significant role in this group's performance. For example, early in the period the Fund owned both Beacon Properties and Equity Office Properties Trust, two notable performers. Equity Office Properties Trust acquired Beacon Properties, and both stocks rose. We also added new holdings in this sector during second half of the year, including Glenborough Realty Trust and Brandywine Realty Trust.

The Fund holds a larger-than-average position in hotel REITs because we believe they have strong potential for attractive price appreciation. Despite a downturn in this sector in December, our strategy proved worthwhile, as many issues posted gains for the year. Starwood Lodging Trust, the Fund's

Pioneer Real Estate Shares

PORTFOLIO MANAGEMENT DISCUSSION 12/31/97                          (continued)


largest holding, suffered during its bid to acquire ITT Sheraton, but made a positive contribution to Fund performance. Starwood prevailed over Hilton Hotels and will soon become the world's largest hotel owner and operator. Patriot American Hospitality, another of the Fund's larger holdings, continued to make and benefit from major acquisitions. Host Marriott, a non-REIT in the hotel industry, also helped bolster Fund returns.

The Fund also holds multi-family housing and residential REITs, which performed in line with our expectations. Retail holdings, however, remained limited and generally disappointing. As for non-REITs, the Fund presently holds four. One, Amresco, a real-estate related company involved in commercial and residential mortgage banking, generated significant gains in 1997.


Optimism Prevails in Early 1998
We enter 1998 believing the current fundamentals of the real estate industry will propel the sector forward in the months ahead. In our opinion, plenty of opportunity exists to participate in the rebound of real estate across the United States, and we anticipate relatively strong cash-flow growth in the companies the Fund owns. We expect more growth in REIT market capitalization - and therefore investment opportunities - as private real estate owners turn to the public market to securitize their assets. We are also starting to see a trend toward the acceleration of dividend payouts from many companies, which should bolster investor demand for the attractive income potential REITs offer.


Selectivity, however, will become more crucial as the real estate cycle inevitably matures and pockets of over-building emerge. We will continue to rely on the research capabilities and support of Boston Financial Securities (the Fund's subadviser) as we focus on the individual strengths of each potential holding to help us reward shareowners with strong long-term results.

Respectfully,



/s/ signature Robert W. Benson


Robert W. Benson,
Portfolio Manager

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 12/31/97



Shares                                                             Value
              COMMON STOCKS - 98.1%
              Real Estate Investment Trusts - 84.1%
  320,000     Amli Residential Properties Trust             $  7,120,000
  230,000     Apartment Investment & Management Co.            8,452,500
  360,000     Bedford Property Investors, Inc.                 7,875,000
  350,000     Brandywine Realty Trust                          8,793,750
  179,600     Charles E. Smith Residential Realty, Inc.        6,375,800
  244,200     Cousins Properties, Inc.                         7,158,113
  170,000     Developers Diversified Realty Corp.              6,502,500
  206,882     Equity Office Properties Trust                   6,529,713
  146,300     Equity Residential Property Trust                7,397,294
   37,700     Excel Realty Trust                               1,187,550
  183,600     FelCor Suite Hotels, Inc.                        6,517,800
  150,000     Franchise Finance Corporation of America         4,050,000
  250,000     Glenborough Realty Trust                         7,406,250
  190,000     Highwoods Properties, Inc.                       7,065,625
  200,000     Irvine Apartment Communities                     6,362,500
  290,000     Liberty Property Trust                           8,283,125
  250,800     The Macerich Co.                                 7,147,800
  170,000     Mack-Cali Realty Corp.                           6,970,000
  190,000     National Golf Properties, Inc.                   6,234,375
   64,200     Pacific Gulf Properties, Inc.                    1,524,750
  302,804     Patriot American Hospitality, Inc.               8,724,540
  300,000     Prentiss Properties Trust                        8,381,250
  200,000     Public Storage, Inc.                             5,875,000
  200,000     Simon DeBartolo Group, Inc.                      6,537,500
  160,000     Spieker Properties, Inc.                         6,860,000
  160,000     Starwood Lodging Trust                           9,260,000
  220,000     Storage Trust Realty                             5,788,750
  141,700     Sun Communities, Inc.                            5,092,344
   84,600     Tower Realty Trust                               2,083,275
                                                            ------------
              Total Real Estate Investment Trusts           $187,557,104
                                                            ------------
              Real Estate Services - 10.5%
  240,000     Amresco, Inc.*                                $  7,260,000
  460,000     Catellus Development Corp.*                      9,200,000
  301,100     Trizec Hahn Corp.                                6,981,756
                                                            ------------
              Total Real Estate Services                    $ 23,441,756
                                                            ------------


The accompanying notes are an integral part of these financial statements.    9

Pioneer Real Estate Shares

SCHEDULE OF INVESTMENTS 12/31/97                                   (continued)



Shares                                                                     Value
                    Hotels & Restaurants - 3.5%
       390,000      Host Marriott Corp.*                            $  7,653,750
                                                                    ------------
                    Total Hotel & Restaurants                       $  7,653,750
                                                                    ------------
                    Total Common Stocks
                    (Cost $176,266,320)                             $218,652,610
                                                                    ------------
Principal
Amount
                    TEMPORARY CASH INVESTMENT - 1.9%
                    Commercial Paper - 1.9%
    $4,322,000      American Express Co., 6.65%, 1/02/98            $  4,322,000
                                                                    ------------
                    TOTAL TEMPORARY CASH INVESTMENT
                    (Cost $4,322,000)                               $  4,322,000
                                                                    ------------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENT - 100%
                    (Cost $180,588,320) (a)                         $222,974,610
                                                                    ------------



 * Non-income producing security.


(a) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $180,588,320 was as follows:





    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $42,502,615
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                         (116,325)
                                                                     -----------
    Net unrealized gain                                              $42,386,290
                                                                     -----------


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $136,397,350 and $47,660,314, respectively.


10    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

BALANCE SHEET 12/31/97



ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $4,322,000) (cost $180,588,320)                  $222,974,610
  Cash                                                                      202
  Receivables -
   Fund shares sold                                                     893,278
   Dividends and interest                                               909,807
  Organizational costs - net                                             19,466
  Other                                                                   5,896
                                                                   ------------
     Total assets                                                  $224,803,259
                                                                   ------------
LIABILITIES:
  Payables -
   Securities purchased                                            $  1,197,673
   Fund shares repurchased                                              445,259
  Due to affiliates                                                     404,630
  Accrued expenses                                                       61,172
                                                                   ------------
     Total liabilities                                             $  2,108,734
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $180,265,110
  Accumulated undistributed net investment income                       134,364
  Accumulated net realized loss on investments                          (91,239)
  Net unrealized gain on investments                                 42,386,290
                                                                   ------------
     Total net assets                                              $222,694,525
                                                                   ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A - (based on $115,772,240/6,501,897 shares)               $      17.81
                                                                   ------------
  Class B - (based on $82,695,041/4,671,754 shares)                $      17.70
                                                                   ------------
  Class C - (based on $24,227,244/1,368,899 shares)                $      17.70
                                                                   ------------
MAXIMUM OFFERING PRICE:
  Class A                                                          $      18.90
                                                                   ------------



The accompanying notes are an integral part of these financial statements.   11

Pioneer Real Estate Shares

STATEMENT OF OPERATIONS

For the Year Ended 12/31/97



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $9,345)       $7,172,860
  Interest                                                     121,692
                                                            ----------
    Total investment income                                                  $ 7,294,552
                                                                             -----------

EXPENSES:
  Management fees                                           $1,740,437
  Transfer agent fees
   Class A                                                     198,606
   Class B                                                     116,568
   Class C                                                      27,568
  Distribution fees
   Class A                                                     243,318
   Class B                                                     587,260
   Class C                                                     175,276
  Accounting                                                    71,641
  Custodian fees                                                37,143
  Registration fees                                             97,477
  Professional fees                                             54,876
  Printing                                                      27,120
  Fees and expenses of nonaffiliated trustees                    8,475
  Organization costs                                            18,038
  Miscellaneous                                                 27,170
                                                            ----------
    Total expenses                                                           $ 3,430,973
    Less fees paid indirectly                                                    (37,415)
                                                                             -----------
    Net expenses                                                             $ 3,393,558
                                                                             -----------
     Net investment income                                                   $ 3,900,994
                                                                             -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                           $ 2,506,156
  Change in net unrealized gain on investments                                26,016,052
                                                                             -----------
   Net gain on investments                                                   $28,522,208
                                                                             -----------
   Net increase in net assets resulting from operations                      $32,423,202
                                                                             -----------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 12/31/97 and 12/31/96




                                                              Year Ended       Year Ended
FROM OPERATIONS:                                               12/31/97           12/31/96
Net investment income                                       $  3,900,994      $  1,534,328
Net realized gain on investments                               2,506,156         2,084,816
Change in net unrealized gain on investments                  26,016,052        15,224,378
                                                            ------------      ------------
  Net increase in net assets resulting from operations      $ 32,423,202      $ 18,843,522
                                                            ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.36 and $0.40 per share, respectively)         $ (2,173,335)     $ (1,212,422)
  Class B ($0.29 and $0.35 per share, respectively)           (1,105,424)         (192,285)
  Class C ($0.30 and $0.34 per share, respectively)             (341,360)          (50,053)
In excess of net investment income:
  Class B ($0.00 and $0.03 per share, respectively)                    -           (35,573)
  Class C ($0.00 and $0.02 per share, respectively)                    -            (8,508)
Net realized gain:
  Class A ($0.23 and $0.34 per share, respectively)           (1,455,824)       (1,154,046)
  Class B ($0.23 and $0.34 per share, respectively)           (1,022,676)         (301,689)
  Class C ($0.23 and $0.34 per share, respectively)             (304,298)          (77,166)
Tax return of capital:
  Class A ($0.14 and $0.00, respectively)                       (822,854)                -
  Class B ($0.11 and $0.00, respectively)                       (410,540)                -
  Class C ($0.11 and $0.00, respectively)                       (126,400)                -
                                                            ------------      ------------
  Total distributions to shareholders                       $ (7,762,711)     $ (3,031,742)
                                                            ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $125,997,468      $ 69,395,986
Reinvestment of distributions                                  5,943,982         2,390,834
Cost of shares repurchased                                   (39,558,026)       (9,439,138)
                                                            ------------      ------------
  Net increase in net assets resulting from fund
    share transactions                                      $ 92,383,424      $ 62,347,682
                                                            ------------      ------------
  Net increase in net assets                                $117,043,915      $ 78,159,462
NET ASSETS:
Beginning of year                                            105,650,610        27,491,148
                                                            ------------      ------------
End of year (including accumulated undistributed net
  investment income of $134,364 and $0, respectively)       $222,694,525      $105,650,610
                                                            ------------      ------------



The accompanying notes are an integral part of these financial statements.   13

Pioneer Real Estate Shares

STATEMENTS OF CHANGES IN NET ASSETS                     (continued)


CLASS A                              '97 Shares      '97 Amount     '96 Shares     '96 Amount
Shares sold                           3,141,703     $50,938,999     2,947,203     $39,983,424
Reinvestment of distributions           229,099       3,867,046       145,524       1,986,193
Less shares repurchased              (1,543,533)     25,309,824)     (705,235)     (9,077,100)
                                     ----------     ------------    ---------     ------------
  Net increase                        1,827,269     $29,496,221     2,387,492     $32,892,517
                                     ----------     ------------    ---------     ------------
CLASS B*
Shares sold                           3,587,708     $58,161,195     1,706,613     $23,478,577
Reinvestment of distributions            95,689       1,611,879        22,391         322,174
Less shares repurchased                (718,590)     11,817,807)      (22,057)       (303,267)
                                     ----------     ------------    ---------     ------------
  Net increase                        2,964,807     $47,955,267     1,706,947     $23,497,484
                                     ----------     ------------    ---------     ------------
CLASS C*
Shares sold                           1,054,335     $16,897,274       431,665     $ 5,933,985
Reinvestment of distributions            27,620         465,057         5,752          82,467
Less shares repurchased                (146,353)     (2,430,395)       (4,120)        (58,771)
                                     ----------     ------------    ---------     ------------
  Net increase                          935,602     $14,931,936       433,297     $ 5,957,681
                                     ----------     ------------    ---------     ------------


*Class B and C shares were first publicly offered on January 31, 1996.


14    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 12/31/97


                                                                    Year Ended     Year Ended
CLASS A                                                             12/31/97       12/31/96
Net asset value, beginning of period                                $ 15.52        $ 12.02
                                                                    ---------      ---------
Increase (decrease) from investment operations:
 Net investment income                                              $    0.41      $  0.42
 Net realized and unrealized gain (loss) on investments                  2.61         3.82
                                                                    ---------      ---------
  Net increase (decrease) from investment operations                $    3.02      $  4.24
Distributions to shareholders:
 From net investment income                                             (0.36)       (0.40)
 In excess of net investment income                                        -             -
 Net realized gain                                                      (0.23)       (0.34)
 Tax return of capital                                                  (0.14)           -
                                                                    ---------      ---------
Net increase (decrease) in net asset value                          $    2.29      $  3.50
                                                                    ---------      ---------
Net asset value, end of period                                      $   17.81      $ 15.52
                                                                    ---------      ---------
Total return*                                                           19.74%       36.45%
Ratio of net expenses to average net assets                              1.65%+       1.71%+
Ratio of net investment income to average net assets                     2.51%+       3.52%+
Portfolio turnover rate                                                    28%          47%
Average brokerage commission per share                              $  0.0592      $0.0556
Net assets, end of period (in thousands)                            $ 115,772      $72,572
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                            1.65%        2.09%
 Net investment income                                                   2.51%        3.14%
Ratios assuming waiver of management fees and reduction for fees paid indirectly:
 Net expenses                                                            1.63%        1.69%
 Net investment income                                                   2.53%        3.54%


                                                                   Year Ended     Six Months       10/25/93 to
CLASS A                                                            12/31/95    Ended 12/31/94(a)     6/30/94
Net asset value, beginning of period                               $ 11.38        $ 12.02            $ 12.50
                                                                   -------        -------            -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.32        $  0.21            $  0.27
 Net realized and unrealized gain (loss) on investments               1.01         ( 0.48)            ( 0.45)
                                                                   -------        -------            -------
  Net increase (decrease) from investment operations               $  1.33        $ (0.27)           $ (0.18)
Distributions to shareholders:
 From net investment income                                          (0.33)         (0.20)             (0.27)
 In excess of net investment income                                  (0.02)             -                  -
 Net realized gain                                                       -          (0.02)                 -
 Tax return of capital                                               (0.34)         (0.15)            ( 0.03)
                                                                   -------        --------           --------
Net increase (decrease) in net asset value                         $  0.64        $ (0.64)           $ (0.48)
                                                                   -------        --------           --------
Net asset value, end of period                                     $ 12.02        $ 11.38            $ 12.02
                                                                   -------        --------           --------
Total return*                                                        12.11%         (2.16)%            (1.47)%
Ratio of net expenses to average net assets                           1.77%+         1.75%**            1.71 **
Ratio of net investment income to average net assets                  2.73%+         3.72%**            3.73%**
Portfolio turnover rate                                                 10%            17%**              24%**
Average brokerage commission per share                                   -              -                  -
Net assets, end of period (in thousands)                           $27,491        $28,068            $29,584
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                         2.59%          2.27%**            2.15%**
 Net investment income                                                1.91%          3.20%**            3.28%**
Ratios assuming waiver of management fees and reduction for fees paid indirectly:
 Net expenses                                                         1.75%             -                  -
 Net investment income                                                2.75%             -                  -


--------
(a) Subsequent to December 31, 1994, the Fund's year end was changed to December 31.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    15

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 12/31/97



                                                           Year Ended      1/31/96 to
                                                            12/31/97        12/31/96
CLASS B
Net asset value, beginning of period                        $ 15.45         $ 12.09
                                                            ---------       ---------
Increase from investment operations:
 Net investment income                                      $  0.28         $  0.35
 Net realized and unrealized gain on investments               2.60            3.73
                                                            ---------       ---------
  Net increase from investment operations                   $  2.88         $  4.08
Distributions to shareholders:
 Net investment income                                        (0.29)          (0.35)
 In excess of net investment income                               -           (0.03)
 Net realized gain                                            (0.23)          (0.34)
 Tax return of capital                                        (0.11)              -
                                                            ---------       ---------
Net increase in net asset value                             $  2.25         $  3.36
                                                            ---------       ---------
Net asset value, end of period                              $ 17.70         $ 15.45
                                                            ---------       ---------
Total return*                                                 18.85%          34.81%
Ratio of net expenses to average net assets                    2.39%+          2.33%**+
Ratio of net investment income to average net assets           1.82%+          3.73%**+
Portfolio turnover rate                                          28%             47%
Average brokerage commission per share                      $0.0592         $0.0556
Net assets, end of period (in thousands)                    $82,695         $26,379
Ratios assuming no waiver of management fees and no
  reduction for fees paid indirectly:
 Net expenses                                                  2.39%           2.45%**
 Net investment income                                         1.82%           3.61%**
Ratios assuming waiver of management fees and
  reduction for fees paid indirectly:
 Net expenses                                                  2.36%           2.30%**
 Net investment income                                         1.85%           3.76%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 12/31/97



                                                           Year Ended       1/31/96 to
                                                            12/31/97         12/31/96
CLASS C
Net asset value, beginning of period                        $ 15.46          $ 12.09
                                                            --------         ---------
Increase from investment operations:
 Net investment income                                         2.59             3.73
                                                            --------         ---------
  Net increase from investment operations                   $  2.88          $  4.07
Distributions to shareholders:
 Net investment income                                        (0.30)           (0.34)
 In excess of net investment income                               -            (0.02)
 Net realized gain                                            (0.23)           (0.34)
 Tax return of capital                                        (0.11)               -
                                                            ---------        ---------
Net increase in net asset value                             $  2.24          $  3.37
                                                            ---------        ---------
Net asset value, end of period                              $ 17.70          $ 15.46
                                                            ---------        ---------
Total return*                                                 18.86%           34.76%
Ratio of net expenses to average net assets                    2.35%+           2.35%**+
Ratio of net investment income to average net assets           1.88%+           3.66%**+
Portfolio turnover rate                                          28%              47%
Average brokerage commission per share                      $0.0592          $0.0556
Net assets, end of period (in thousands)                    $24,227          $ 6,699
Ratios assuming no waiver of management fees and no
  reduction for fees paid indirectly:
 Net expenses                                                  2.35%            2.48%**
 Net investment income                                         1.88%            3.53%**
Ratios assuming waiver of management fees and
  reduction for fees paid indirectly:
 Net expenses                                                  2.32%            2.32%**
 Net investment income                                         1.91%            3.69%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   17

Pioneer Real Estate Shares

NOTES TO FINANCIAL STATEMENTS 12/31/97

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by

Pioneer Real Estate Shares


   borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


   A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held.

   At December 31, 1997, the Fund reclassified $18,037 and $146,511 from paid-in capital and accumulated undistributed net investment income, respectively, to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer Real Estate Shares

NOTES TO FINANCIAL STATEMENTS 12/31/97                             (continued)


   In order to comply with federal income tax regulations, the Fund has designated $342,071 as a capital gain dividend for the purposes of the dividend paid deduction. This amount is subject to the maximum federal income tax rate of 20%.



C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $172,149 in underwriting commissions on the sale of fund shares during the year ended December 31, 1997.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


E. Deferred Organization Costs

   The costs incurred by the Fund in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years. If Pioneering Management Corporation (PMC) redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

Pioneer Real Estate Shares


2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets. PMC has appointed Boston Financial Securities, Inc.
(BFS) as the Fund's subadvisor. As compensation for its subadvisory services, PMC pays BFS a management fee at the annual rate of 0.25% of the Fund's average daily net assets up to $27 million and 0.50% of excess over $27 million.


In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1997, $199,511 was payable to PMC related to management fees and certain other services.


3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $41,346 in transfer agent fees payable to PSC at December 31, 1997.


4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $163,773 in distribution fees payable to PFD at December 31, 1997.


In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase

Pioneer Real Estate Shares

NOTES TO FINANCIAL STATEMENTS 12/31/97                             (continued)

are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $129,808 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $37,415 under such arrangements.

Pioneer Real Estate Shares

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Real Estate Shares:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Shares as of December 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 2, 1998

Pioneer Real Estate Shares
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                            President
Blake Eagle                           David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.               Robert W. Benson, Vice President
Margaret B.W. Graham                  Stephen G. Kasnet, Vice President
Stephen G. Kasnet                     William H. Keough, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
Fred N. Pratt, Jr.
David D. Tripple
Stephen K. West
John Winthrop



Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER


Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)
IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small- business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans
401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.


    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS


Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.



FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)



Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)


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THE PIONEER FAMILY OF MUTUAL FUNDS


For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
Global/International                  Taxable
Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund     Tax-Exempt
Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund

United States
Pioneer Capital Growth Fund           Money Market Fund
Pioneer Growth Shares                 Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II









*Offers Class A and B Shares only


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                           This page for your notes.











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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com






This report must be preceded or accompanied by a current
Fund prospectus.


[Graphic Pioneer Logo]


Pioneer Funds Distributor, Inc.
60 State Street                             0298 - 4816
Boston, Massachusetts 02109             (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com         [Recycle Logo] Printed on Recycled Paper